UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/03

FORM N-CSR

            ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Growth Fund, Inc.

Mid-Year Report June 30, 2003 Seeking Long-Term Capital Appreciation

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929—today, the nation’s largest diversified publicly-traded closed-end equity investment company—Seligman began shifting its emphasis from investment banking to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To the Shareholders	1

Performance Overview	2

Portfolio Overview	5

Portfolio of Investments	7

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statements of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	19

Board of Directors
and Executive Officers	24

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Growth Fund, Inc. follows this letter. This report contains performance information, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2003, the Fund posted a total return of 12.86% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Large-Cap Growth Funds Average, returned 12.20%, and the Russell 1000 Growth Index returned 13.09%.

We appreciate your continued support of Seligman Growth Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

August 8, 2003

Performance Overview (unaudited)

Growth of an Assumed $10,000 Investment

Class A Shares
June 30, 1993 to June 30, 2003

Class B Shares
April 22, 1996† to June 30, 2003

Class C Shares
May 27, 1999† to June 30, 2003

Class D Shares
June 30, 1993 to June 30, 2003

Class I Shares
November 30, 2001† to June 30, 2003

Class R Shares
April 30, 2003† to June 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A and Class D shares and since inception for Class B, Class C, Class I and Class R shares, assuming that all applicable initial sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Since the measured periods vary, the charts are plotted using different scales and are not comparable. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Past performance is not indicatative of future investment results. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

Performance Overview (unaudited)

Investment Results

Total Returns
For Periods Ended June 30, 2003

			Average Annual

	Class R					Class B	Class C	Class I
	Since					Since	Since	Since
	Inception	Six	One	Five	Ten	Inception	Inception	Inception
	4/30/03*	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01

Class A**

With Sales Charge	n/a	7.48%	(5.11)%	(7.44)%	4.78%	n/a	n/a	n/a

Without Sales Charge	n/a	12.86	(0.32)	(6.52)	5.29	n/a	n/a	n/a

Class B**

With CDSC†	n/a	7.07	(6.44)	(7.50)	n/a	n/a	n/a	n/a

Without CDSC	n/a	12.07	(1.52)	(7.29)	n/a	0.98%	n/a	n/a

Class C**

With Sales Charge
and CDSC††	n/a	10.12	(3.60)	n/a	n/a	n/a	(11.59)%	n/a

Without Sales Charge
and CDSC	n/a	12.07	(1.52)	n/a	n/a	n/a	(11.37)	n/a

Class D**

With 1% CDSC	n/a	11.50	(2.13)	n/a	n/a	n/a	n/a	n/a

Without CDSC	n/a	12.50	(1.14)	(7.22)	4.20	n/a	n/a	n/a

Class I**	n/a	13.17	—	n/a	n/a	n/a	n/a	(18.69)%

Class R**

With 1% CDSC	4.69%	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	5.69	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Lipper Large-Cap
Growth Funds
Average***	5.83	12.20	(0.78)	(4.17)	7.47	4.31 †††	(8.69)	(12.57)

Russell 1000 Growth
Index***	6.44	13.09	2.94	(5.03)	8.29	4.80	(9.67)	(12.19)

Net Asset Value Per Share
	6/30/03	12/31/02	6/30/02

Class A	$3.16	$2.80	$3.17

Class B	2.60	2.32	2.64

Class C	2.60	2.32	2.64

Class D	2.61	2.32	2.64

Class I	3.18	2.81	3.18

Class R	3.16	n/a	n/a

Capital Loss Information Per Share
For the Six Months Ended June 30, 2003

Realized	$(0.019)

Unrealized	(0.167)	ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility,

(Continued on next page.)

Performance Overview (unaudited)

(Continued from page 3.)
current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursment, returns that include those periods would be lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***	The Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index are unmanaged benchmarks that assume the reinvestment of distributions and exclude the effects of taxes and sales charges. The Russell 1000 Growth Index also excludes the effect of fees. The Lipper Large-Cap Growth Funds Average is an average of US mutual funds that invest primarily in large-cap growth stocks. The Russell 1000 Growth Index measures the performance of large-cap growth stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less. From April 25, 1996.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2003.

Portfolio Overview (unaudited)

Diversification of Net Assets
June 30, 2003

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	1	$402,216	$3,766,770	0.8	2.3

Biotechnology	4	25,128,302	33,043,215	6.8	7.9

Capital Goods	6	49,304,391	41,997,118	8.6	3.4

Chemicals	3	35,233,396	32,403,260	6.6	9.5

Commercial Services and Supplies	1	4,700,446	5,289,057	1.1	2.7

Communications Equipment	3	52,645,356	31,071,285	6.4	5.1

Computers and Peripherals	4	40,552,696	45,897,661	9.4	7.4

Consumer Staples	3	24,934,031	24,695,986	5.1	4.8

Financials	4	19,958,915	17,517,491	3.6	4.3

Health Care Equipment and Services	2	14,426,503	16,407,029	3.4	4.8

Hotels, Restaurants and Leisure	2	9,304,344	10,694,826	2.2	2.2

Media	3	11,137,889	11,243,973	2.3	2.6

Paper and Forest Products	1	7,684,209	8,229,600	1.7	1.7

Pharmaceuticals	6	79,085,444	77,633,255	15.9	19.2

Retailing	5	20,697,111	23,895,126	4.9	4.7

Semiconductors and
Semiconductor Equipment	4	49,748,083	38,568,620	7.9	6.6

Software and Services	4	47,023,807	41,855,850	8.6	7.3

Telecommunication Services	1	4,776,102	5,742,895	1.2	0.6

Transportation	1	4,850,467	4,987,710	1.0	0.8

	58	501,593,708	474,940,727	97.5	97.9

Short-Term Holding and
Other Assets Less Liabilities	1	11,826,594	11,826,594	2.5	2.1

Net Assets	59	$513,420,302	$486,767,321	100.0	100.0

Largest Industries
June 30, 2003

Portfolio Overview (unaudited)

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Eaton*	Amgen

Hewlett-Packard	Genentech

Home Depot*	Johnson & Johnson

Tyco International*	Pfizer

Carnival*	Hilton Hotels

3M*	Medtronic

Illinois Tool Works*	AFLAC

General Electric	Harley-Davidson

AOL Time Warner*	Monsanto**

Williams-Sonoma	PepsiCo**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2003

Security	Value	Percent of Net Assets

Pfizer	$34,155,737	7.0

Microsoft	23,540,185	4.8

General Electric	21,807,985	4.5

Intel	18,914,300	3.9

Cisco Systems	17,837,604	3.7

International Business Machines	17,624,475	3.6

Dow Chemical	17,035,740	3.5

Johnson & Johnson	15,719,902	3.2

Wal-Mart Stores	13,514,106	2.8

Medtronic	12,457,809	2.6

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Common Stocks 97.5%

Automobiles and Components 0.8%

Harley-Davidson	94,500	$3,766,770

Biotechnology 6.8%

Amgen*	179,430	12,019,118

Genentech*	100,300	7,233,636

IDEC Pharmaceuticals*	96,600	3,283,917

MedImmune*	288,800	10,506,544

		33,043,215

Capital Goods 8.6%

3M	29,300	3,779,114

Boeing	32,000	1,098,240

Eaton	98,800	7,766,668

General Electric	760,390	21,807,985

Illinois Tool Works	56,300	3,707,355

Tyco International	202,200	3,837,756

		41,997,118

Chemicals 6.6%

Air Products and Chemicals	126,700	5,270,720

Dow Chemical	550,250	17,035,740

Praxair	168,000	10,096,800

		32,403,260

Commercial Services and Supplies 1.1%

Pitney Bowes	137,700	5,289,057

Communications Equipment 6.4%

Cisco Systems*	1,077,150	17,837,604

Nokia (ADRs) (Finland)	227,300	3,734,539

QUALCOMM*	265,080	9,499,142

		31,071,285

Computers and Peripherals 9.4%

Dell*	346,080	11,062,447

EMC*	460,800	4,824,576

Hewlett-Packard	581,510	12,386,163

International Business Machines	213,630	17,624,475

		45,897,661

Consumer Staples 5.1%

Coca-Cola	169,320	7,858,141

Procter & Gamble	37,270	3,323,739

Wal-Mart Stores	251,800	13,514,106

		24,695,986

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2003

	Shares	Value
Financials 3.6%

AFLAC	77,500	$ 2,383,125

American Express	57,000	2,383,170

American International Group	145,600	8,034,208

Citigroup	110,210	4,716,988

		17,517,491

Health Care Equipment and Services 3.4%

Medtronic	259,700	12,457,809

Quest Diagnostics*	61,900	3,949,220

		16,407,029

Hotels, Restaurants and Leisure 2.2%

Carnival	224,400	7,295,244

Hilton Hotels	265,800	3,399,582

		10,694,826

Media 2.3%

AOL Time Warner*	204,300	3,287,187

Clear Channel Communications*	118,800	5,035,932

Viacom (Class B)*	66,900	2,920,854

		11,243,973

Paper and Forest Products 1.7%

Weyerhaeuser	152,400	8,229,600

Pharmaceuticals 15.9%

Abbott Laboratories	78,700	3,443,912

Allergan	65,200	5,026,920

Johnson & Johnson	304,060	15,719,902

Lilly (Eli)	161,490	11,137,965

Merck	134,580	8,148,819

Pfizer	1,000,168	34,155,737

		77,633,255

Retailing 4.9%

Bed Bath & Beyond*	117,600	4,566,996

eBay*	25,840	2,692,270

Home Depot	227,400	7,531,488

Kohl’s*	25,400	1,305,052

Williams-Sonoma*	267,100	7,799,320

		23,895,126

See footnotes on page 9.

Portfolio of Investments (unaudited)
June 30, 2003

	Shares or
	Principal Amount		Value
Semiconductors and Semiconductor Equipment 7.9%

Analog Devices*	124,500	shs.	$4,335,090

Applied Materials*	683,560		10,841,262

Intel	909,560		18,914,300

Texas Instruments	254,430		4,477,968

			38,568,620

Software and Services 8.6%

First Data	127,400		5,279,456

Microsoft	919,000		23,540,185

Oracle*	579,390		6,961,371

SAP (ADRs) (Germany)	207,900		6,074,838

			41,855,850

Telecommunication Services 1.2%

AT&T Wireless Services*	699,500		5,742,895

Transportation 1.0%

United Parcel Service (Class B)	78,300		4,987,710

Total Common Stocks (Cost $501,593,708)			474,940,727

Repurchase Agreement 0.9%

State Street Bank & Trust 0.93%, dated 6/30/2003, maturing
7/1/2003 in the amount of $4,200,109, collateralized by:
$3,810,000 US Treasury Bonds 10.375%, 11/15/2009,
with a fair market value of $4,329,113 (Cost $4,200,000)	$4,200,000		4,200,000

Total Investments (Cost $505,793,708) 98.4%			479,140,727

Other Assets Less Liabilities 1.6%			7,626,594

Net Assets 100.0%			$486,767,321

*Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2003

Assets:

Investments, at value:

Common Stocks (cost $501,593,708)	$474,940,727

Repurchase agreement (cost $4,200,000)	4,200,000	$479,140,727

Cash		128,413

Receivable for securities sold		9,140,241

Receivable for dividends and interest		510,574

Investment in, and expenses prepaid to, shareholder service agent		311,562

Receivable for Capital Stock sold		116,640

Other		41,895

Total Assets		489,390,052

Liabilities:

Payable for securities purchased		1,285,075

Payable for Capital Stock repurchased		785,292

Management fee payable		245,258

Distribution and service fees payable		151,602

Accrued expenses and other		155,504

Total Liabilities		2,622,731

Net Assets		$486,767,321

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 authorized;
159,502,445 shares outstanding):

Class A		$127,453,125

Class B		12,755,795

Class C		10,068,746

Class D		7,610,409

Class I		1,613,868

Class R		502

Additional paid-in capital		844,307,230

Accumulated net investment loss		(789,161)

Accumulated net realized loss		(489,600,212)

Net unrealized depreciation of investments		(26,652,981)

Net Assets		$486,767,321

Net Asset Value Per Share:

Class A ($402,354,065 ÷ 127,453,125)		$3.16

Class B ($33,219,163 ÷ 12,755,795)		$2.60

Class C ($26,226,703 ÷ 10,068,746)		$2.60

Class D ($19,839,985 ÷ 7,610,409)		$2.61

Class I ($5,125,820 ÷ 1,613,868)		$3.18

Class R ($1,585 ÷ 502)		$3.16

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $15,719)	$ 2,702,975

Interest	57,620

Total Investment Income	2,760,595

Expenses:

Management fees	1,594,734

Shareholder account services	888,322

Distribution and service fees	818,447

Custody and related services	61,557

Registration	34,438

Auditing and legal fees	33,115

Directors’ fees and expenses	14,732

Shareholder reports and communications	13,090

Miscellaneous	19,527

Total Expenses	3,477,962

Net Investment Loss	(717,367)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(2,990,499)

Net change in unrealized depreciation of investments	57,431,470

Net Gain on Investments	54,440,971

Increase in Net Assets from Operations	$53,723,604

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended	Year Ended
	June 30, 2003	December 31, 2002

Operations:

Net investment loss	$(717,367)	$(4,327,841)

Net realized loss on investments	(2,990,499)	(211,629,862)

Net change in unrealized depreciation of investments	57,431,470	(71,425,807)

Increase (Decrease) in Net Assets from Operations	53,723,604	(287,383,510)

Capital Share Transactions:

Net proceeds from sales of shares	8,623,024	30,167,250

Net proceeds from acquisition of Seligman Tax-Aware Fund (Note 7)	4,021,333	—

Exchanged from associated funds	11,544,730	20,364,014

Total	24,189,087	50,531,264

Cost of shares repurchased	(39,942,680)	(94,637,212)

Exchanged into associated funds	(9,857,335)	(36,709,166)

Total	(49,800,015)	(131,346,378)

Decrease in Net Assets from Capital Share Transactions	(25,610,928)	(80,815,114)

Increase (Decrease) in Net Assets	28,112,676	(368,198,624)

Net Assets:

Beginning of period	458,654,645	826,853,269

End of Period (net of accumulated net investment
loss of $789,161 and $71,794, respectively)	$486,767,321	$458,654,645

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.

Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 502 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements (unaudited)

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2003, amounted to $91,342,447 and $122,956,445, respectively. In addition, the Fund acquired portfolio securities with a value of $3,048,600 in the acquisition of Seligman Tax-Aware Fund.

At June 30, 2003, the cost of investments for federal income tax purposes was $511,973,617. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $6,179,909. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $45,067,289 and $77,900,179, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $3,477 from sales of Class A shares. Commissions of $27,477 and $7,858 were paid to dealers from the sales of Class A and Class C shares, respectively.

Notes to Financial Statements (unaudited)

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2003, fees incurred under the Plan aggregated $451,089 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $152,441, $123,957, and $90,959, respectively. For the period April 30, 2003 to June 30, 2003, fees incurred in respect of Class R shares were $1, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the six months ended June 30, 2003, such charges amounted to $10,031.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2003, amounted to $4,746.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2003, Seligman Services, Inc. received commissions of $2,700 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $143,816, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $886,448 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements (unaudited)

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Fund’s potential obligation under the Guaranties is $460,200. As of June 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2003, of $60,181 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility may be increased to a maximum of $535 million prior to September 30, 2003 at the request of the participating funds to add additional banks to or increase the commitments of existing banks in the facility. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $469,985,327, which is available for offset against future taxable net capital gains, with $236,034,944 expiring in 2009 and $233,950,383 expiring in 2010. At April 24, 2003, Seligman Tax-Aware Fund, which the Fund acquired (see Note 7), had a net capital loss carryforward for federal income tax purposes of $2,815,677, which also is available for offset against future taxable net capital gains of the Fund, with $311,702 expiring in 2008, $2,039,771 expiring in 2009, and $464,204 expiring in 2011. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, and deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $9,728,207 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Acquisition — On April 22, 2003, shareholders of Seligman Tax-Aware Fund, Inc. (“Tax-Aware Fund”) approved a transfer of its net assets to the Fund in a tax-free exchange, whereby on the closing date of

Notes to Financial Statements (unaudited)

April 24, 2003, 1,578,310 shares of the Fund valued at $4,021,333 were exchanged for the net assets of the Tax-Aware Fund. For each share of Class A owned, shareholders of the Tax-Aware Fund received 1.4682 shares of the Class A shares of the Fund. The Class B, C and D shareholders of Tax-Aware Fund received 1.7530 shares of the corresponding classes of shares of the Fund for each share owned.

On April 24, 2003, the Tax-Aware Fund had net assets of $4,024,518, including $255,943 of net unrealized depreciation. Before the transfer, the Fund had net assets of $461,430,830. After the transfer, the combined net assets totaled $465,455,348.

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,369,446	$3,993,058	4,744,671	$16,803,167

Net proceeds from acquisition of
Seligman Tax-Aware Fund	236,358	706,711	—	—

Exchanged from associated funds	2,830,408	8,804,175	3,989,111	14,630,072

Total	4,436,212	13,503,944	8,733,782	31,433,239

Cost of shares repurchased	(10,386,043)	(29,593,081)	(19,186,812)	(63,500,355)

Exchanged into associated funds	(2,528,800)	(7,669,683)	(6,652,727)	(23,372,421)

Transferred to Class I	—	—	(723,402)	(2,727,226)

Total	(12,914,843)	(37,262,764)	(26,562,941)	(89,600,002)

Decrease	(8,478,631)	$(23,758,820)	(17,829,159)	$(58,166,763)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	464,031	$1,248,725	1,099,022	$3,173,405

Net proceeds from acquisition of
Seligman Tax-Aware Fund	281,498	695,300	—	—

Exchanged from associated funds	542,517	1,341,108	1,086,356	2,911,783

Total	1,288,046	3,285,133	2,185,378	6,085,188

Cost of shares repurchased	(1,362,274)	(3,240,179)	(3,815,080)	(10,674,155)

Exchanged into associated funds	(366,936)	(852,665)	(2,188,572)	(5,976,695)

Total	(1,729,210)	(4,092,844)	(6,003,652)	(16,650,850)

Decrease	(441,164)	$(807,711)	(3,818,274)	$(10,565,662)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	343,986	$971,561	1,231,303	$3,782,636

Net proceeds from acquisition of
Seligman Tax-Aware Fund	809,661	1,999,863	—	—

Exchanged from associated funds	180,888	448,219	397,303	1,092,970

Total	1,334,535	3,419,643	1,628,606	4,875,606

Cost of shares repurchased	(1,784,727)	(4,332,500)	(4,435,847)	(12,127,767)

Exchanged into associated funds	(325,178)	(772,330)	(1,365,884)	(3,767,791)

Total	(2,109,905)	(5,104,830)	(5,801,731)	(15,895,558)

Decrease	(775,370)	$(1,685,187)	(4,173,125)	$(11,019,952)

Notes to Financial Statements (unaudited)

	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	660,424	$1,587,083	1,272,937	$3,578,595

Net proceeds from acquisition of
Seligman Tax-Aware Fund	250,793	619,459	—	—

Exchanged from associated funds	386,109	951,228	612,030	1,729,189

Total	1,297,326	3,157,770	1,884,967	5,307,784

Cost of shares repurchased	(1,044,213)	(2,537,187)	(2,752,978)	(7,849,572)

Exchanged into associated funds	(235,416)	(562,657)	(1,263,441)	(3,592,259)

Total	(1,279,629)	(3,099,844)	(4,016,419)	(11,441,831)

Increase (decrease)	17,697	$57,926	(2,131,452)	$(6,134,047)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	279,088	$821,097	827,096	$2,829,447

Transferred from Class A	—	—	723,402	2,727,226

Total	279,088	821,097	1,550,498	5,556,673

Cost of shares repurchased	(81,126)	(239,733)	(160,916)	(485,363)

Increase	197,962	$581,364	1,389,582	$5,071,310

	April 30, 2003*
	June 30, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	502	$1,500

* Commencement of offering of shares.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Six Months			Year Ended December 31,
	Ended
	6/30/03		2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$2.80		$4.38	$5.70	$8.62	$7.42	$6.08

Income (Loss) from Investment
Operations:

Net investment income (loss)	—	**	(0.02)	(0.02)	(0.05)	(0.02)	0.01

Net realized and unrealized gain (loss)
on investments	0.36		(1.56)	(1.10)	(1.12)	2.18	2.07

Total from Investment Operations	0.36		(1.58)	(1.12)	(1.17)	2.16	2.08

Less Distributions:

Dividends from net investment income	—		—	—	—	—	(0.01)

Distributions from net realized capital gain	—		—	(0.20)	(1.75)	(0.96)	(0.73)

Total Distributions	—		—	(0.20)	(1.75)	(0.96)	(0.74)

Net Asset Value, End of Period	$3.16		$2.80	$4.38	$5.70	$8.62	$7.42

Total Return:	12.86%		(36.07)%	(19.33)%	(16.18)%	30.27%	35.24%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$402,354		$381,195	$673,975	$917,728	$1,169,098	$934,654

Ratio of expenses to average net assets	1.40	%†	1.41%	1.24%	1.14%	1.16%	1.14%

Ratio of net investment income (loss)
to average net assets	(0.19	)%†	(0.59)%	(0.44)%	(0.52)%	(0.19)%	0.11%

Portfolio turnover rate	21.14%		82.34%	148.57%	158.94%	92.24%	77.85%

See footnotes on page 23.

Financial Highlights (unaudited)

CLASS B

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$2.32	$3.66	$4.84	$7.65	$6.72	$5.60

Income (Loss) from Investment
Operations:

Net investment loss	(0.01)	(0.04)	(0.05)	(0.09)	(0.07)	(0.04)

Net realized and unrealized gain (loss)
on investments	0.29	(1.30)	(0.93)	(0.97)	1.96	1.89

Total from Investment Operations	0.28	(1.34)	(0.98)	(1.06)	1.89	1.85

Less Distributions:

Distributions from net realized capital gain	—	—	(0.20)	(1.75)	(0.96)	(0.73)

Total Distributions	—	—	(0.20)	(1.75)	(0.96)	(0.73)

Net Asset Value, End of Period	$2.60	$2.32	$3.66	$4.84	$7.65	$6.72

Total Return:	12.07%	(36.61)%	(19.88)%	(16.80)%	29.41%	34.13%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$33,219	$30,642	$62,233	$90,896	$86,228	$26,791

Ratio of expenses to average net assets	2.16%†	2.17%	2.00%	1.90%	1.92%	1.90%

Ratio of net investment loss
to average net assets	(0.95)%†	(1.35)%	(1.20)%	(1.28)%	(0.95)%	(0.65)%

Portfolio turnover rate	21.14%	82.34%	148.57%	158.94%	92.24%	77.85%

See footnotes on page 23.

Financial Highlights (unaudited)

CLASS C

	Six Months	Year Ended December 31,
	Ended				5/27/99* to
	6/30/03	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value,
Beginning of Period	$2.32	$3.66	$4.84	$7.64	$6.75

Income (Loss) from Investment
Operations:

Net investment loss	(0.01)	(0.04)	(0.05)	(0.09)	(0.03)

Net realized and unrealized gain (loss)
on investments	0.29	(1.30)	(0.93)	(0.96)	1.88

Total from Investment Operations	0.28	(1.34)	(0.98)	(1.05)	1.85

Less Distributions:

Distributions from net realized capital gain	—	—	(0.20)	(1.75)	(0.96)

Total Distributions	—	—	(0.20)	(1.75)	(0.96)

Net Asset Value, End of Period	$2.60	$2.32	$3.66	$4.84	$7.64

Total Return:	12.07%	(36.61)%	(19.88)%	(16.70)%	28.66%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$26,227	$25,184	$54,935	$64,428	$13,272

Ratio of expenses to average net assets	2.16%†	2.17%	2.00%	1.90%	1.80%†

Ratio of net investment loss to
average net assets	(0.95)%†	(1.35)%	(1.20)%	(1.28)%	(1.02)%†

Portfolio turnover rate	21.14%	82.34%	148.57%	158.94%	92.24%††

See footnotes on page 23.

Financial Highlights (unaudited)

CLASS D

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value,
Beginning of Period	$2.32	$3.66	$4.84	$7.65	$6.73	$5.60

Income (Loss) from Investment
Operations:

Net investment loss	(0.01)	(0.04)	(0.05)	(0.09)	(0.07)	(0.04)

Net realized and unrealized gain (loss)
on investments	0.30	(1.30)	(0.93)	(0.97)	1.95	1.90

Total from Investment Operations	0.29	(1.34)	(0.98)	(1.06)	1.88	1.86

Less Distributions:

Distributions from net realized capital gain	—	—	(0.20)	(1.75)	(0.96)	(0.73)

Total Distributions	—	—	(0.20)	(1.75)	(0.96)	(0.73)

Net Asset Value, End of Period	$2.61	$2.32	$3.66	$4.84	$7.65	$6.73

Total Return:	12.50%	(36.61)%	(19.88)%	(16.80)%	29.22%	34.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$19,840	$17,647	$35,595	$53,665	$65,085	$36,391

Ratio of expenses to average net assets	2.16%†	2.17%	2.00%	1.90%	1.92%	1.90%

Ratio of net investment loss
to average net assets	(0.95)%†	(1.35)%	(1.20)%	(1.28)%	(0.95)%	(0.65)%

Portfolio turnover rate	21.14%	82.34%	148.57%	158.94%	92.24%	77.85%

See footnotes on page 23.

Financial Highlights (unaudited)

CLASS I					CLASS R

	Six Months		11/30/01*		4/30/03*
	Ended	Year Ended	to		to
	6/30/03	12/31/02	12/31/01		6/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$2.81	$4.38	$4.41		$2.99

Income (Loss) from Investment Operations:

Net investment income (loss)	— **	— **	—	**	—	**

Net realized and unrealized loss on investments	0.37	(1.57)		(0.03)	0.17

Total from Investment Operations	0.37	(1.57)	(0.03)		0.17

Net Asset Value, End of Period	$3.18	$2.81	$4.38		$3.16

Total Return:	13.17%	(35.84)%	(0.68)%		5.69%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$5,126	$3,986	$115		$2

Ratio of expenses to average net assets	1.08%†	0.98%	0.64	%†	1.54	%†

Ratio of net investment income (loss)
to average net assets	0.14%†	(0.16)%	0.49	%†	(0.07	)%†

Portfolio turnover rate	21.14%	82.34%	148.57	%†††	21.14	%‡

Without expense reimbursement:ø

Ratio of expenses to average net assets		1.02%	1.37	%†

Ratio of net investment loss to average net assets		(0.20)%	(0.24	)%†

* Commencement of offering of shares.
** Less than + or - $0.01.
† Annualized.
†† For the year ended December 31, 1999.
††† For the year ended December 31, 2001.
‡ For the six months ended June 30, 2003.
ø The Manager, at its discretion, reimbursed certain expenses of Class I shares.
See Notes to Financial Statements.

Board of Directors

Robert B. Catell 3, 4	William C. Morris 1

• Chairman and Chief Executive Officer,	• Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.
John R. Galvin 2, 4
Leroy C. Richie 2, 4
• Dean Emeritus, Fletcher School of Law and
Diplomacy at Tufts University	• Chairman and CEO, Q Standards
Worldwide, Inc.
Paul C. Guidone 1	• Director, Kerr-McGee Corporation

• Chief Investment Officer,	Robert L. Shafer 3, 4
J. & W. Seligman & Co. Incorporated
• Retired Vice President, Pfizer Inc.
Alice S. Ilchman 3, 4
James N. Whitson 2, 4
• President Emerita, Sarah Lawrence College
• Trustee, Committee for Economic	• Director, C-SPAN
Development	• Director, CommScope, Inc.

Frank A. McPherson 3, 4	Brian T. Zino 1

• Director, ConocoPhillips	• President, J. & W. Seligman & Co.
• Director, Integris Health	Incorporated
• Chairman, Seligman Data Corp.
John E. Merow 2, 4	• Chairman, ICI Mutual Insurance Company
• Member of the Board of Governors,
• Director, Commonwealth Industries, Inc.	Investment Company Institute
• Trustee, New York-Presbyterian Hospital
• Retired Chairman and Senior Partner,
Sullivan & Cromwell LLP	Member: 1 Executive Committee
2 Audit Committee
Betsy S. Michel 2, 4	3 Director Nominating Committee
4 Board Operations Committee
• Trustee, The Geraldine R. Dodge Foundation

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Marion Schultheis	Frank J. Nasta

Vice President	Secretary

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

This report is intended only for the information of
shareholders or those who have received the offering
prospectus covering shares of Capital Stock of
Seligman Growth Fund, Inc., which contains
information about the sales charges, management fee,
and other costs. Please read the prospectus carefully
before investing or sending money.

EQGR3 6/03

ITEM 2. CODE OF ETHICS.
       Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
       Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
       Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
       Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	August 22, 2003

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.